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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
NeoRx Corporation:

        We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

POWER OF ATTORNEY
/s/ KPMG LLP

Seattle, Washington
December 18, 2003

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Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT